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                                                                   EXHIBIT 10.25


                              AMENDMENT NUMBER FOUR
              POST PROPERTIES, INC. PROFIT SHARING/SS. 401(K) PLAN
             AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1994


Pursuant to ss. 13.1 of the Post Properties, Inc. Profit Sharing/ss. 401(k) Plan as amended and restated effective as of January 1, 1994 ("Plan"), Post Properties, Inc. hereby amends the Plan as follows:

1. The provisions set forth in Paragraph 7 of Amendment Number Three to the Plan, which amended the last sentence of ss. 3.14, Eligible Employee, shall be effective for individuals who are Employees in Plan Years beginning on or after January 1, 1995.

2. Except as otherwise expressly amended by this Amendment, the Plan as in effect before this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, Post Properties, Inc. has caused this Amendment Number Four to be executed by its duly authorized officer as of this 12th day of September, 1997.


                                            POST PROPERTIES, INC.

                                            By: /s/ Judy Denman
                                               --------------------------------

                                            Title: Senior Vice President
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